Pacer BlueStar Engineering the Future ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Energy - 0.2%
Oceaneering International, Inc. (a)	727	$ 35,463

Health Care - 1.4%
BICO Group AB (a)	134,488	203,001

Industrials - 28.4% (b)
3D Systems Corp. (a)	235,605	621,997
Amada Co. Ltd.	1,989	34,815
ANDRITZ AG	440	41,107
ATS Corp. (a)	948	25,824
Daifuku Co. Ltd.	1,420	53,358
Emerson Electric Co.	1,842	275,968
FANUC Corp.	2,822	126,456
Fuji Corp.	671	30,890
IMI PLC	1,296	51,207
Kadant, Inc.	91	27,983
Konecranes Oyj	1,419	44,146
Krones AG	200	25,634
Lincoln Electric Holdings, Inc.	242	63,237
Nano Dimension Ltd. - ADR (a)	447,966	671,949
Proto Labs, Inc. (a)	16,401	1,230,895
Rockwell Automation, Inc.	378	181,470
Stratasys Ltd. (a)	80,482	629,369
Symbotic, Inc. (a)	648	27,896
UBTech Robotics Corp. Ltd. - Class H (a)	2,433	25,302
Yaskawa Electric Corp.	1,148	35,091
		4,224,594

Information Technology - 69.9% (b)
ACM Research, Inc. - Class A (a)	412	32,330
Advantest Corp.	1,215	247,998
AIXTRON SE	703	29,337
Amkor Technology, Inc.	591	29,473
Applied Materials, Inc.	2,338	1,186,932
Argo Graphics, Inc.	23,045	197,704
ASM International NV	165	152,100
ASML Holding NV	699	1,138,671
ASMPT Ltd.	1,481	28,575
Autodesk, Inc. (a)	5,473	1,281,777
Axcelis Technologies, Inc. (a)	193	25,163
Azbil Corp.	3,200	33,472
BE Semiconductor Industries NV	284	64,779
Belden, Inc.	263	32,625
Bentley Systems, Inc. - Class B	10,808	383,036
Camtek Ltd. (a)(c)	205	27,154
Dassault Systemes SE	45,652	1,053,124
Disco Corp.	330	121,202
Keyence Corp.	737	375,617
KLA Corp.	3,192	583,561
Kokusai Electric Corp.	865	40,320
Kulicke & Soffa Industries, Inc.	344	30,685
Lam Research Corp. (c)	3,589	1,051,649

Lasertec Corp.	290		69,046
Materialise NV - ADR (a)	43,572		276,682
Nemetschek SE	5,261		351,379
Nova Ltd. (a)(c)	110		42,996
Omron Corp.	1,088		37,104
Onto Innovation, Inc. (a)	217		56,112
PTC, Inc. (a)	4,841		664,185
Renishaw PLC	418		27,834
Rorze Corp.	1,210		30,314
SCREEN Holdings Co. Ltd.	738		58,400
Teradyne, Inc.	497		182,742
Tokyo Electron Ltd.	1,000		348,563
Tokyo Seimitsu Co. Ltd.	269		28,991
Ultra Clean Holdings, Inc. (a)	334		27,826
Yokogawa Electric Corp.	1,260		45,755
			10,395,213
TOTAL COMMON STOCKS (Cost $14,876,769)			14,858,271

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.2%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	919,560		919,560
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $919,560)			919,560

TOTAL INVESTMENTS - 106.1% (Cost $15,796,329)			15,777,831
Liabilities in Excess of Other Assets - (6.1)%		(0.06149)	(913,969)
TOTAL NET ASSETS - 100.0%			$ 14,863,862

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $886,218.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer BlueStar Engineering the Future ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 14,858,271	$ –	$ –	$ 14,858,271
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	919,560
Total Investments	$ 14,858,271	$ –	$ –	$ 15,777,831

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.